EXHIBIT 10.2

AMENDMENT #3 TO

RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

THIS AMENDMENT #3 TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT (this “Amendment”) is entered into as of January 11, 2012, by and between INTERNATIONAL PAPER COMPANY, a New York corporation (“IPCO”), and RED BIRD RECEIVABLES, LLC, a Delaware limited liability company formerly known as Red Bird Receivables, Inc. (“Buyer”), and pertains to the Receivables Sale and Contribution Agreement between IPCO and Buyer dated as of March 13, 2008, as heretofore amended (the “Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

W I T N E S S E T H :

WHEREAS, the parties wish to modify the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

1. Amendment. Effective as of the date hereof, the Agreement is amended as follows:

1.1. The definition of “Termination Date” in Exhibit I to the Agreement is amended and restated in its entirety to read as follows:

“Termination Date” means the earliest to occur of (i) the occurrence of the Liquidity Termination Date (as defined in the Credit and Security Agreement) for any Group (as defined in the Credit and Security Agreement) if, following such Liquidity Termination Date for such Group, there are no Groups or Lenders (as defined in the Credit and Security Agreement) with any Commitment (as defined in the Credit and Security Agreement), (ii) the Amortization Date (as defined in the Credit and Security Agreement), (iii) the Business Day immediately prior to the occurrence of a Termination Event set forth in Section 5.1(d), (iv) the Business Day specified in a written notice from Buyer to IPCO following the occurrence of any other Termination Event, and (v) the date which is 10 Business Days after Buyer’s receipt of written notice from IPCO that it wishes to terminate the facility evidenced by this Agreement.

1.2. Exhibit III to the Agreement is deleted and replaced with Exhibit III hereto.

1.3. Schedule B to the Agreement is deleted and replaced with Schedule B hereto.

2. Representations.

2.1. IPCO hereby represents and warrants to the other parties hereto that it has duly authorized, executed and delivered this Amendment and that this Amendment constitutes, a legal, valid and binding obligation of IPCO, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.2. IPCO further represents and warrants to the other parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in Section 2.1 of the Agreement is true and correct as of the date hereof.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of a counterpart hereof duly executed by each of the parties hereto and consented to by the Administrative Agent.

4. Miscellaneous.

4.1. Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect, and each of the parties hereto ratifies and confirms each of the Transaction Documents to which it is a party.

4.2. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

4.3. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

INTERNATIONAL PAPER COMPANY

By:	/s/ ERROL A. HARRIS
	Name:	Errol A. Harris
	Title:	Vice President and Treasurer

RED BIRD RECEIVABLES, LLC

By:	/s/ PHILLIP M. SISNEROS
	Name:	Phillip M. Sisneros
	Title:	President

By its signature below, the undersigned hereby consents to the foregoing Amendment pursuant to Section 7.1(i)(xiv) of the Credit and Security Agreement:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:	/s/ DAVID MANDEL
	Name:	David Mandel
	Title:	Vice President

Exhibit III

Lock boxes; Collection Accounts; Collection Banks

DOMESTIC

Collection Bank	Account	Lockbox	Notes	Lockbox Site
Bank of America 600 Peachtree Street NE, 9th floor Atlanta, GA 30308	3756632185	N/A	Domestic EFT Receivables	N/A

JPMorgan 1 Chase Manhattan Plaza New York, NY 10081	0361046451	N/A	Domestic EFT Receivables	N/A

PNC Bank 2 Tower Center Boulevard East Brunswick, NJ 08816	1014314152 1019837518	676565 644095 910780 771689 532629	Domestic Receivables	Dallas Pittsburgh LA Chicago Atlanta

		773568 644520 677319 911382	Domestic Receivables	Chicago Pittsburgh Dallas Pasadena

SCHEDULE B

Receivables created by domestic sales of the following businesses:

•	U.S. Printing Papers

•	Consumer Packaging

•	Industrial Packaging

•	xpedx – Excluding the following:

(i) Stores Division; and (ii) Cincinnati Reading Road Division, location #679.

•	U.S. Pulp

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